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                                REVOCABLE PROXY
                     THE MARKET BUILDING AND SAVING COMPANY

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
             BOARD OF DIRECTORS OF THE BUILDING AND SAVING COMPANY

    The undersigned member of The Market Building and Saving Company, a savings and loan association incorporated under Ohio law (the "Association"), hereby
nominates,  constitutes and appoints               and               , or either
one of them, as proxy or proxies for the undersigned member, each with full power of substitution and resubstitution, to vote all of the votes which the undersigned member is entitled to cast at the Special Meeting of the Members of
the  Association to be held at       .m., local time, on              , 1996, at
             , Mt. Healthy, Ohio, and at any adjournments thereof (the "Special Meeting"), on the following matters and in the manner specified below:

1. The approval of the Plan of Conversion, a copy of which is attached as Exhibit A to the Summary Proxy Statement mailed to the undersigned member in connection with the Special Meeting, pursuant to which the Association would convert from a mutual savings and loan association incorporated under Ohio law to a permanent capital stock savings and loan association incorporated under Ohio law and become a wholly-owned subsidiary of Market Financial Corporation, an Ohio corporation organized for the purpose of purchasing all of the capital stock to be issued by the Association in connection with the Conversion.

                FOR  / /        AGAINST  / /        ABSTAIN  / /

2. The adoption of the Amended Articles of Incorporation of the Association, a copy of which is attached to the Plan of Conversion as Exhibit I.

                FOR  / /        AGAINST  / /        ABSTAIN  / /

3. The adoption of the Amended Constitution of the Association, a copy of which is attached to the Plan of Conversion as Exhibit II.

                FOR  / /        AGAINST  / /        ABSTAIN  / /

4. In their discretion, upon such other matters as may properly come before the Special Meeting.

   IMPORTANT: PLEASE SIGN AND DATE THIS REVOCABLE PROXY ON THE REVERSE SIDE.
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                                     PROXY

    This Revocable Proxy will be voted as directed by the undersigned member. IF NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR THE APPROVAL OF THE PLAN OF CONVERSION AND FOR THE ADOPTION OF THE AMENDED ARTICLES OF INCORPORATION AND THE AMENDED CONSTITUTION.

    Without affecting any vote previously taken, this Revocable Proxy may be revoked by the undersigned at any time before it is exercised by (i) executing and delivering to the Association a later dated proxy, or (ii) giving notice of revocation in writing to the Secretary of the Association or in open meeting to the inspectors of election.

    Receipt of the Summary Proxy Statement of the Association and the Prospectus
of  Market  Financial Corporation.  dated                     , 1996,  is hereby
acknowledged by the undersigned.
                                             Signature _________________________
                                             Dated _______________________, 1996

                                             NOTE: Please sign your name exactly
                                             as it appears on this Proxy.  Joint
                                             accounts require only one
                                             signature.  If you are signing this
                                             Proxy as an attorney,
                                             administrator, agent,  corporation,
                                             officer,   executor,   trustee   or
                                             guardian,  etc.,  please  add  your
                                             full title to your signature.

                                             IMPORTANT: IF YOU RECEIVE MORE THAN
                                             ONE  CARD,  PLEASE SIGN  AND RETURN
                                             ALL  CARDS   IN  THE   ACCOMPANYING
                                             ENVELOPE.